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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 11, 2008

                           UNIVERSAL POWER GROUP, INC.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

          Texas                     001-33207                 75-1288690
--------------------------  -------------------------  -------------------------
     (State or other          (Commission File No.)          (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

        1720 Hayden Road
        Carrollton, Texas                                       75006
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 (Address of principal executive                             (Zip Code)
            offices)

        Registrant's telephone number, including area code (469) 892-1122
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

On July 11, 2008, Universal Power Group, Inc. (the "Registrant"), issued a press release announcing that its Annual Meeting of Shareholders has been rescheduled to Tuesday, August 12, 2008 at 10:00 a.m., central daylight time, and will be held at the Hotel InterContinental located at 15201 Dallas Parkway, Addison, TX 7500. A copy of the press release issued by the Registrant is included as
Exhibit 99.1 to this report.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

EXHIBIT NO.                 DESCRIPTION
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99.1              Press release dated July 11, 2008


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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Universal Power Group, Inc.


Date:  July 14, 2008                 By   /s/ ROGER TANNERY
                                       ----------------------------
                                       Name:  Roger Tannery
                                       Title: Chief Financial Officer